COMMUNITY CAPITAL TRUST
CCM Alternative Income Fund
(the “Fund”)

Supplement dated May 29, 2015
to the
Statement of Additional Information
dated October 1, 2014

Effective June 1, 2015, Barbara VanScoy is on sabbatical and no longer Executive Vice President of Community Capital Trust.  All references to Ms. VanScoy in the Statement of Additional Information are hereby deleted.

Please keep this Supplement with your records.